Exhibit 10.1

SUBSCRIPTION AGREEMENT

GTY Technology Holdings Inc.

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

Ladies and Gentlemen:

GTY Technology Holdings Inc., a Cayman Islands exempted company (“GTY”), has entered into agreements (collectively, the “Business Combination Agreements”) for a business combination (the “Business Combination”) with CityBase, Inc., Bonfire Interactive Ltd., eCivis Inc., Open Counter Enterprises Inc., Questica Inc. and Questica USCDN Inc. and Sherpa Government Solutions LLC (collectively, the “Targets”). In connection with the Business Combination, GTY is seeking commitments from interested investors to purchase Class A ordinary shares of GTY, par value $0.0001 per share (including any shares in any successor entity issued in exchange therefor in connection with the Business Combination “Class A Ordinary Shares”), for a purchase price of $10.00 per share, in a private placement (the “Private Placement”). The undersigned wishes to purchase Class A Ordinary Shares in such private placement on the terms and conditions set forth herein, and, accordingly, the undersigned and GTY hereby agree as follows:

1.                  Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase from GTY, and GTY agrees to issue and sell to the undersigned, such number of Class A Ordinary Shares as is set forth on the signature page of this Subscription Agreement (the “Subscribed Shares”), for a purchase price of $10.00 per share, on the terms and conditions set forth herein.

2.                  Acknowledgement of Business Combination. The undersigned acknowledges that in connection with the consummation of the Business Combination, GTY will merge with and into GTY Technology Merger Sub, Inc. (“GTY Merger Sub”), a Delaware corporation and wholly-owned subsidiary of GTY Govtech, Inc. (“Holdings”), with GTY surviving the merger as a wholly owned subsidiary of Holdings (the “GTY Merger”) and, in connection therewith, all of the issued and outstanding ordinary shares of GTY, including the Subscribed Shares, will be exchanged for an equal number of shares of common stock, par value $0.0001 per share, of Holdings (the “Holdings Shares”). As a result of the GTY Merger and related transactions the undersigned will cease to own the Subscribed Shares and will own an equal number of Holdings Shares (“Subscriber’s Holdings Shares”).

3.                  Redemption of Holdings Shares.

     (a)             For a period of ninety (90) days following the consummation of the Business Combination (the “Redemption Period”), Holdings shall have the right at any time during such period, to redeem any or all of Subscriber’s Holdings Shares. Any such redemption shall occur on a date set by the board of directors of Holdings (the “Redemption Date”). Holdings shall not redeem, repurchase or acquire any shares of Holdings common stock issued in connection with the other Business Combination Agreements for an aggregate price in excess of $5,000,000, unless Holdings contemporaneously repurchases all of Subscriber’s Holdings Shares pursuant to the terms of this Agreement.

     (b)            On the Redemption Date, Holdings shall effect any such redemption by delivering a promissory note, in the form attached as Exhibit A hereto, for an aggregate principal amount equal to (1) the number of Holdings Shares owned by the undersigned multiplied by (2) the sum of (a) $10.00, plus (b) any accrued but unpaid dividends for such Holdings Shares on such Redemption Date (the “Redemption Note”). The Redemption Note shall initially be delivered to the Exchange Agent (as defined in the Business Combination Agreements) on the Redemption Date. At such time, if any, as the Holdings Shares are held of record by the nominee of The Depository Trust Company (“DTC”), the Redemption Note shall be delivered to DTC on the Redemption Date.

     (c)             Holdings shall give notice of any redemption by mail, postage prepaid, not less than 10 days and not more than 15 days before the scheduled Redemption Date to the undersigned (as of 5:00 p.m. New York City time on the Business Day next preceding the day on which notice is given) as the undersigned’s name appears on the books of the Exchange Agent and at the address of the undersigned shown therein. Such notice (the “Redemption Notice”) shall state: (1) the Redemption Date, (2) the Redemption Price, and (3) the place where the Holdings Shares are redeemable or to be redeemed, as applicable, and shall be presented and surrendered for payment of the Redemption Price.

     (d)            If Holdings gives a Redemption Notice, Holdings shall deliver to the Exchange Agent the Redemption Note sufficient to redeem the Holdings Shares as to which such Redemption Notice shall have been given no later than 5:00 p.m. New York City time on the Business Day immediately preceding the Redemption Date, and shall give the Exchange Agent irrevocable instructions and authority to deliver the Redemption Note to the undersigned, with respect to such applicable Holdings Shares to be redeemed upon surrender or deemed surrender (which shall occur automatically if the Holdings Shares are held in book-entry form by the Exchange Agent or if the certificate representing such Holdings Shares is issued in the name of DTC or its nominee) of the certificates therefor as set forth in the Redemption Notice.

     (e)             Any Holdings Shares that are redeemed by Holdings shall be canceled.

4.                 Closing. The closing of the sale of the Subscribed Shares contemplated hereby (the “Closing”) shall occur on the date of, and immediately prior to, the consummation of the Business Combination. Upon (i) satisfaction of the conditions set forth in Section 5 below and (ii) not less than five (5) business days’ written notice from (or on behalf of) GTY to the undersigned (the “Closing Notice”) that GTY reasonably expects all conditions to the closing of the Business Combination to be satisfied on a date that is not less than five (5) business days from the date of the Closing Notice, the undersigned shall deliver to GTY on or prior to 8:00 a.m. (Eastern time) (or, if the undersigned advises GTY that under law, rule or regulation applicable to the undersigned it must have custody of the Subscribed Shares before funding, as soon as practicable after GTY or its transfer agent provides the undersigned with written notice evidencing the issuance to the undersigned of the Subscribed Shares) on the closing date specified in the Closing Notice, or such later date as GTY specifies in a subsequent notice to the undersigned (the “Closing Date”), the subscription amount for the Subscribed Shares subscribed by wire transfer of United States dollars in immediately available funds to the account specified by GTY in the Closing Notice against delivery to the undersigned of (i) the Subscribed Shares in book entry form in the name of the undersigned (or its nominee in accordance with its delivery instructions) as set forth in the following sentence and (ii) written notice from (or on behalf of) GTY to the undersigned evidencing the issuance to the undersigned of the Subscribed Shares on and as of the Closing Date. GTY shall deliver (or cause the delivery of) the Subscribed Shares in book entry form to the undersigned or to a custodian designated by the undersigned, as applicable. This Subscription Agreement shall terminate and be of no further force or effect, without any liability to either party hereto, if GTY notifies the undersigned in writing that it has abandoned its plans to move forward with the Business Combination and/or terminates the undersigned’s obligations without the delivery of the Subscribed Shares having occurred.

5.                  Closing Conditions.

     (a)             The Closing shall be subject to the satisfaction or valid waiver by each party of the conditions that, on the Closing Date:

      (i)            no suspension of the qualification of the Subscribed Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred other than in connection with the consummation of the Business Combination;

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       (ii)         no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and

      (iii)          all conditions precedent to the closing of the Business Combination, including the approval of GTY’s shareholders, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Business Combination, including without limitation as a result of the Private Placement).

     (b)            The obligation of GTY to consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction or valid waiver by GTY of the additional conditions that, on the Closing Date, with respect to the undersigned:

        (i)           all representations and warranties of the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for such representations and warranties that are made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) as of such specified date); and

        (ii)          the undersigned shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

     (c)             The obligation of the undersigned to consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction or valid waiver by the undersigned of the additional conditions that, on the Closing Date:

      (i)            all representations and warranties of GTY contained in this Subscription Agreement shall be true and correct in all material respects (other than the representations and warranties in Section 7(a) through 7(d) and those that are qualified as to materiality or GTY Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for such representations and warranties that are made as of a specific date, which shall be true and correct in all material respects (other than the representations and warranties in Section 7(a) through 7(d) and those that are qualified as to materiality or GTY Material Adverse Effect, which representations and warranties shall be true in all respects) as of such specified date); and

      (ii)           GTY shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing

6.                  Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

7.                  GTY Representations and Warranties. GTY represents and warrants to the undersigned that:

     (a)            GTY is an exempted company duly incorporated and validly existing and in good standing as an exempted company under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

     (b)            The Subscribed Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement and registered in the register of members of GTY, will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under GTY’s memorandum and articles of association (as amended) or under the laws of the Cayman Islands.

     (c)             This Subscription Agreement has been duly authorized, executed and delivered by GTY and, assuming the due authorization, execution and deliver of the same by the undersigned, is the valid and legally binding obligation of GTY, enforceable against GTY in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

      (d)             The execution, delivery and performance by GTY of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the compliance by GTY with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will be done in accordance with the Nasdaq marketplace rules and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of GTY or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which GTY or any of its subsidiaries is a party or by which GTY or any of its subsidiaries is bound or to which any of the property or assets of GTY is subject, which would have a material adverse effect on the business, financial condition, stockholders’ equity or results of operations of GTY, taken as a whole, or the ability of GTY to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares (a “GTY Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of GTY; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over GTY or any of its properties that would have a GTY Material Adverse Effect.

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      (e)             GTY has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which the undersigned could become liable.

       (f)             GTY is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person in connection with the execution, delivery and performance by GTY of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) the filing with the SEC of the Registration Statement (as defined below), (ii) filings required by applicable state securities laws, (iii) if applicable, the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), (iv) a filing with the SEC of a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby, the Business Combination and any other material, non-public information that GTY, any placement agent for the sale of the Subscribed Shares or any of their respective representatives has provided to the undersigned, (v) filings or approvals required by Nasdaq and (vi) those the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a GTY Material Adverse Effect.

       (g)            The authorized and issued capital stock of GTY are as set forth in GTY’s annual report on Form 10-K for the year ended December 31, 2017 (the “2017 10-K”). All (i) issued and outstanding Class A Ordinary Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights. Except as set forth in the 2017 10-K, other subscription agreements for the Private Placement and the Business Combination Agreements, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from GTY any Class A Ordinary Shares or other equity interests in GTY (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests.

       (h)            GTY has made available to the undersigned (including via the SEC’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by GTY with the SEC since its initial registration of the Class A Ordinary Shares. None of GTY’s filings with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. GTY has filed each report that GTY was required to file with the SEC since its inception. There are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of GTY’s filings with the SEC.

      (i)              The issued and outstanding Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq under the symbol “GTYH.” There is no suit, action, proceeding or investigation pending or, to the knowledge of GTY, threatened against GTY by Nasdaq or the SEC with respect to any intention by such entity to deregister the Class A Ordinary Shares or prohibit or terminate the listing of the Class A Ordinary Shares on Nasdaq.

       (j)             GTY is not, and immediately after receipt of payment for the Subscribed Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

       (k)            Except for the specific representations and warranties contained in this Section 7 and in any certificate or agreement delivered pursuant hereto, none of GTY, any person on behalf of GTY, including without limitation any placement agent for the sale of the Subscribed Shares, or any of GTY’s affiliates (collectively, the “GTY Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to GTY, this offering or the Business Combination, and GTY Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the undersigned in Section 8 and in any certificate or agreement delivered pursuant hereto, GTY specifically disclaim that it, or anyone on its behalf, is are relying upon any other representations or warranties that may have been made by any Subscriber Party (as defined below).

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8.                  Subscriber Representations and Warranties. The undersigned represents and warrants to GTY that:

       (a)            The undersigned (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

       (b)            This Subscription Agreement has been duly executed and delivered by the undersigned, and assuming the due authorization, execution and delivery of the same by GTY, this Subscription Agreement shall constitute the valid and legally binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

       (c)            The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and the compliance by the undersigned with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the undersigned pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the undersigned is a party or by which the undersigned is bound or to which any of the property or assets of the undersigned is subject; (ii) the organizational documents of the undersigned; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the undersigned or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the undersigned’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares (a “Subscriber Material Adverse Effect”).

       (d)            The undersigned (i) is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided GTY with such information as reasonably requested related to its qualification as an accredited investor). The undersigned is not an entity formed for the specific purpose of acquiring the Subscribed Shares.

       (e)            The undersigned understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares have not been registered under the Securities Act. The undersigned understands that the Subscribed Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act, except (i) to GTY or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry position representing the Subscribed Shares shall contain a legend to such effect. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares.

       (f)             The undersigned understands and agrees that the undersigned is purchasing the Subscribed Shares directly from GTY. The undersigned further acknowledges that there have not been, and the undersigned is not relying on, any representations, warranties, covenants and agreements made to the undersigned by GTY, any other party to the Business Combination or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of GTY included in this Subscription Agreement.

       (g)            In making its decision to purchase the Subscribed Shares, the undersigned has relied solely upon independent investigation made by the undersigned. The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Subscribed Shares, including with respect to GTY, the Business Combination and the Targets. The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and the undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares.

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       (h)            The undersigned became aware of this offering of the Subscribed Shares solely by means of direct contact between the undersigned and GTY or by means of contact from the Placement Agents, and the Subscribed Shares were offered to the undersigned solely by direct contact between the undersigned and GTY or by contact between the undersigned and the Placement Agents. The undersigned did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to the undersigned, by any other means.

       (i)             The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

       (j)             The undersigned has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in GTY. The undersigned acknowledges specifically that a possibility of total loss exists.

       (k)            The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.

       (l)             The undersigned does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof the undersigned has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of GTY.

       (m)           The undersigned acknowledges and agrees that, to the extent the Subscribed Shares are not included in the registration statement on Form S-4 to be filed by GTY in connection with the Transaction (the “Form S-4”), the certificate or book-entry position representing the Subscribed Shares will bear or reflect, as applicable, a legend substantially similar to the following:

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) TO THE COMPANY, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THE COMPANY MAY REQUIRE THE DELIVERY OF A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR ANY OTHER INFORMATION IT REASONABLY REQUIRES TO CONFIRM THE SECURITIES ACT EXEMPTION FOR SUCH TRANSACTION.”

       (n)            The undersigned’s acquisition and holding of the Subscribed Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

       (o)            If the undersigned is not a U.S. person as defined in Rule 902 under the Securities Act or a United States person as defined in the Code, the undersigned hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Subscribed Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Subscribed Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Subscribed Shares. The undersigned’s subscription and payment for and continued beneficial ownership of the Subscribed Shares will not violate any applicable securities or other laws of the undersigned’s jurisdiction.

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       (p)            The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Subscribed Shares were legally derived.

       (q)            Except for the specific representations and warranties contained in this Section 8 and in any certificate or agreement delivered pursuant hereto, none of the undersigned nor any person acting on behalf of the undersigned nor any of the undersigned’s affiliates (the “Subscriber Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the undersigned and this offering, and the Subscriber Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by GTY in Section 7 of this Agreement and in any certificate or agreement delivered pursuant hereto, the undersigned specifically disclaims that it, or anyone on its behalf, is relying upon any other representations or warranties that may have been made by any GTY Party.

9.                  Registration Rights. GTY shall use commercially reasonable efforts to include the Subscribed Shares in the S-4. In the event that the Subscribed Shares are not included in the S-4, GTY agrees that, within seven (7) calendar days after the consummation of the Business Combination, GTY will file with the SEC (at GTY’s sole cost and expense) a registration statement registering the resale of the Shares issued to the undersigned (the “Registration Statement”), and GTY shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. GTY agrees that it will cause such registration statement or another shelf registration statement to remain effective until the earlier of (i) two years from the issuance of the Subscribed Shares, or (ii) on the first date on which the undersigned can sell all of the Subscribed Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act within 90 days without limitation as to the amount of such securities that may be sold. GTY may delay filing or suspend the use of any such registration statement if GTY delivers to the holders of Subscribed Shares a certificate signed by an officer of GTY certifying that, in the good faith judgment of the board of directors of GTY, such registration and the offering pursuant thereto would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing or transaction of GTY or would require disclosure of information that has not been disclosed to the public, the premature disclosure of which would materially adversely affect GTY. Such certificate shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. The holders receiving such certificate shall keep the information contained in such certificate confidential. GTY’s obligations to include the Subscribed Shares (or shares issued in exchange therefor) in the Registration Statement are contingent upon the undersigned furnishing in writing to GTY such information regarding the undersigned, the securities of GTY held by the undersigned and the intended method of disposition of the Subscribed Shares as shall be reasonably requested by GTY to effect the registration of the Subscribed Shares, and shall execute such documents in connection with such registration as GTY may reasonably request that are customary of a selling stockholder in similar situations.

10.                Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof upon the earlier to occur of (a) such date and time as all of the Business Combination Agreements are terminated in accordance with their terms or (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement or; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. GTY shall promptly notify the undersigned of the termination of the Business Combination Agreements promptly after the termination thereof.

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11.                Additional Agreements and Waivers of the Undersigned.

       (a)            The undersigned acknowledges that, as described in GTY’s prospectus relating to its initial public offering (the “Prospectus”) available at www.sec.gov, substantially all of GTY’s assets consist of the cash proceeds of GTY’s initial public offering and private placements of its securities, that substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of GTY, its public shareholders and the underwriters of GTY’s initial public offering and that the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of GTY entering into this Subscription Agreement, the sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies or assets held in the Trust Account (and any distributions therefrom to GTY’s public shareholders), and agrees not to seek recourse against the Trust Account (or any distributions therefrom to GTY’s public shareholders) as a result of, or arising out of, this Subscription Agreement, or for any other reason whatsoever.

       (b)            The undersigned hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of GTY prior to the Closing. For purposes of this Section 11(b), “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

12.                Miscellaneous.

       (a)            All notices and other communications given or made pursuant to this Subscription Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if provided), during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications sent to GTY shall be sent to: 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attn: Harry You, email: harry@gtytechnology.com, with a copy to GTY’s counsel at: Winston & Strawn LLP, 200 Park Avenue, New York, NY 10166, Attn: Joel L. Rubinstein, Esq., email: jrubinstein@winston.com.

All communications to the undersigned shall be sent to the undersigned address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 12(a).

       (a)            Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Subscribed Shares acquired hereunder, if any) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to GTY or to any placement agent for the sale of the Subscribed Shares hereunder may be transferred or assigned.

       (b)            GTY may request from the undersigned such additional information as GTY may deem necessary to evaluate the eligibility of the undersigned to acquire the Subscribed Shares, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

       (c)            The undersigned acknowledges that GTY and any placement agent for the sale of the Subscribed Shares will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify GTY if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The undersigned agrees that the purchase by the undersigned of the Subscribed Shares from GTY at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase. The undersigned further acknowledges and agrees that any placement agent for the sale of the Subscribed Shares is a third-party beneficiary of the representations and warranties of the undersigned contained in Section 8 of this Subscription Agreement. GTY acknowledges that the undersigned will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, GTY agrees to promptly notify the undersigned if any of the acknowledgements, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. GTY agrees that the sale by it of the Subscribed Shares to the undersigned at the Closing will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such sale.

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       (d)            Each of GTY and the undersigned is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

       (e)            All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

       (f)             This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

       (g)            This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as specifically set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

       (h)            Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

       (i)              If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

       (j)              This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

       (k)             The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

       (l)              THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. THE PARTIES (I) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE JURISDICTION OF THE STATE COURTS OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, (B) AGREE NOT TO COMMENCE ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT EXCEPT IN STATE COURTS OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (C) HEREBY WAIVE, AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

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      (m)             GTY agrees that it will not, without the prior written consent of the undersigned, use in advertising or otherwise use publicly the name of the undersigned with respect to this Subscription Agreement; provided, however, that GTY may file any required securities filings with respect to the transactions contemplated by this Subscription Agreement. Notwithstanding the foregoing, GTY may identify the undersigned (i) as required by law, (ii) in information and documents submitted to its stockholders seeking required consents or waivers to transactions or other actions that require such consent or waiver, and (iii) other non-public communications with third parties where disclosure of the capitalization of GTY is required.

13.               Exculpation. The undersigned agrees that no other subscriber for Class A Ordinary Shares of GTY in connection with the Business Combination, nor any placement agent in connection with the sale of the Subscribed Shares, shall be liable to the undersigned for any action heretofore or hereafter taken or omitted to be taken by any of them in connection therewith.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor: Michael Duffy	State/Country of Formation or Domicile: ____________________

By: /s/ Michael Duffy
Name: Michael Duffy
Title: ____________________

Name in which shares are to be registered (if different): ____________________	Date: February 13, 2019

Investor’s EIN: ____________________

Business Address-Street:	Address-Street for Notices (if different):
30 N. Lasalle Ste 3400 ____________________	____________________ ____________________
City, State, Zip:	City, State, Zip:
Chicago, IL 60602	____________________
Attn: ____________________	Attn:__________________

Telephone No.: ____________________	Telephone No.: ____________________
Facsimile No.: ____________________	Facsimile No.: ____________________
E-Mail: ____________________	E-Mail: ____________________
Number of Class A Ordinary Shares subscribed for: 267,037

Aggregate Subscription Amount: $2,670,370.00	Price Per Share: $10.00

[Signature Page to GTY Subscription Agreement]

IN WITNESS WHEREOF, GTY Technology Holdings Inc. has accepted this Subscription Agreement as of the date set forth below.

GTY TECHNOLOGY HOLDINGS INC.

By:	/s/ Harry L. You
Name:	Harry L. You
Title:	President & CFO

Date: February 13, 2019

EXHIBIT A

FORM OF PROMISSORY NOTE

UNSECURED Promissory Note

$[__]	_____________,20[19]

In consideration for the redemption of [ _______ ] common shares of GTY GovTech, Inc., a Massachusetts corporation, (“GTY”), GTY promises to pay to [_______] (“Equityholder”) the principal amount of [_______] Dollars ($[_______])1, together with accrued and unpaid interest thereon, in accordance with the terms and conditions set forth in this Unsecured Promissory Note (this “Note”).

1.       Terms of Payment. On the terms and subject to the conditions set forth herein, GTY shall pay the entire unpaid principal amount of this Note, together with accrued and unpaid interest thereon through the date of such payment, on [ __ ], 20[19]2 (the “Maturity Date”). All such principal amounts that remain outstanding and unpaid from time to time are herein referred to as the “Outstanding Principal Balance”.

2.       Interest Rates and Payments.

(a)      The Outstanding Principal Balance, plus all accrued and unpaid interest thereon, shall be due and payable in full on the Maturity Date.

(b)     Interest shall accrue on the Outstanding Principal Balance from and after the date hereof at a rate of eight percent (8.0%) per annum (the “Interest Rate”), compounding annually; provided, however, if the Outstanding Principal Balance and accrued and unpaid interest is not fully paid on the Maturity Date, then to the extent permitted by law, interest will accrue on the Outstanding Principal Balance from the Maturity Date until payment in full at a rate of ten percent (10.0%) per annum (the “Default Rate”), compounding annually, and, without limiting any of the Equityholder’s other rights or remedies hereunder, GTY will pay accrued and unpaid interest to the Equityholder every six months following the Maturity Date. The Default Rate will increase by an additional 100 basis points (i.e. 1.0%) for each six-month period that the Outstanding Principal Balance and any accrued and unpaid interest is not fully paid following the Maturity Date.

(c)      GTY may prepay the Outstanding Principal Balance of this Note (and any accrued and unpaid interest on this Note) from time to time and at any time, in whole or in part, without premium or penalty.

3.       Computation; Order of Application.

(a)      Interest on the Outstanding Principal Balance will be calculated daily on the basis of a year of 365 or 366 days, as the case may be. All interest rate determinations and calculations by the Equityholder are conclusive and binding, absent manifest error.

(b)       All payments and prepayments by GTY shall be applied first, to the payment of any fees or charges outstanding hereunder; second, to accrued but unpaid interest; and third, to the Outstanding Principal Balance until all amounts due under this Note are paid in full.

1 To be an amount equal to $10.00 per share.

2 Date to be six months from the date of issuance.

4.       Default; Remedies. If a Default exists hereunder, the Equityholder may declare the entire Outstanding Principal Balance and all accrued and unpaid interest thereon, immediately due and payable, whereupon it shall be due and payable, and/or proceed to protect and enforce any other legal or equitable right or remedy of the Equityholder; provided that in the case of a Default under Section 4(c), the entire Outstanding Principal Balance and all accrued and unpaid interest thereon shall become automatically due and payable without any action by the Equityholder. The occurrence of any one or more of the following shall constitute an “Default”:

(a)      GTY fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable, or any accrued interest or any other amount when due;

(b)      GTY breaches in any material respect any covenant, obligation, or agreement contained in this Note, other than as specified in Section 4(a), and GTY does not cure such default within 10 days after written notice thereof to GTY;

(c)

(i) GTY commences any case, proceeding, or other action (A) under any existing or future law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts or (B) seeking appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets, or GTY makes a general assignment for the benefit of its creditors;

(ii) there is commenced against GTY any case, proceeding, or other action of a nature referred to in Section 4(c)(i) which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, or unbonded for a period of 30 days;

(iii) there is commenced against GTY any case, proceeding, or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof;

(iv) GTY takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in Section 4(c)(i), Section 4(c)(ii), or Section 4(c)(iiii); or

(v) GTY is generally not, or shall be unable to, or admits in writing its inability to, pay its debts as they become due;

(d)     GTY fails to pay when due any of its indebtedness having an aggregate principal of at least $250,000 (other than indebtedness arising under this Note), or any interest or premium thereon, when due (whether by scheduled maturity, acceleration, demand, or otherwise) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or

(e)     one or more judgments or decrees shall be entered against GTY in an aggregate amount of at least $250,000 and all of such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof.

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5.       Notices. Any notice or demand given hereunder shall be given to the applicable party at the address below its signature and shall be deemed to have been duly given if delivered (a) personally, (b) by facsimile or email transmission with written confirmation of receipt or electronic mail, (c) by overnight delivery with a reputable national overnight delivery service, or (d) by mail or by certified mail, return receipt requested, and postage prepaid. If any notice is mailed, it shall be deemed given two (2) business days after the date such notice is deposited in the United States mail.

6.       GOVERNING LAW. THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ITS VALIDITY, ENFORCEMENT AND INTERPRETATION.

7.       Headings. The headings herein are for convenience only and shall not be deemed a part hereof.

8.       Successors and Assigns. Neither party shall assign any of its rights or obligations under this Note without the prior written consent of the other party; provided, however, that Equityholder may assign this Note to its affiliates so long as provides evidence to GTY (in a form reasonably satisfactory to GTY) that such assignment is exempt from registration under applicable securities laws. The rights, duties, and obligations of the parties hereto inure to the benefit of, and shall be binding upon, their respective permitted successors and permitted assigns.

9.       Amendments. This Note may not be amended or otherwise modified except by a written agreement signed by GTY and the Equityholder.

10.     Collection Costs. If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, GTY agrees to pay the court costs, reasonable attorneys’ fees, and other costs of collection incurred by or on behalf of the holder of this Note.

11.     No Waiver. No delay on the part of the holder of this Note in the exercise of any right or remedy available to the holder shall operate as a waiver of such right or remedy. No single or partial exercise of a particular right or remedy shall operate as a waiver of that particular right or remedy or any other right or remedy.

12.     Waiver. Except as provided in this Note, GTY and any party which may be or become liable for the payment of any sums of money payable under this Note (including any surety, endorser, or guarantor) jointly and severally waive (to the extent permitted by law) all applicable exemption rights (whether arising by constitution, law, or otherwise), all valuation and appraisement rights, presentment and demand for payment, protest, notice of protest and nonpayment, notice of the intention to accelerate, and notice of acceleration and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

13.     WAIVER OF JURY TRIAL. GTY IRREVOCABLY AND VOLUNTARILY WAIVES ANY RIGHT IT MIGHT HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM UNDER OR IN CONNECTION WITH THIS NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ACCOMMODATIONS EXTENDED BY THE EQUITYHOLDER TO GTY UNDER THIS NOTE.

14.     Severability. In case any provision in this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby.

15.     Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable on the Note shall exceed the maximum rate of interest permitted to be charged by the Equityholder to GTY under applicable law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable law.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Unsecured Promissory Note as of the date first written above.

GTY:

GTY Govtech, inc.

By:
Name:	Harry L. You
Title:	President & CFO

Notice Address:
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
Attention: Harry You
Email: Harry@gtytechnology.com

Equityholder:

[_______]

By:
Name: [_______]

Notice Address:
[_______]
[_______]
Attention: [_______]
Email: [_______]